================================================================================
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  May 17, 1999

                      BAY VIEW SECURITIZATION CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          Delaware                         333-16233                          93-1225376
-------------------------------    -------------------------      -----------------------------------
 State or other jurisdiction of      (Commission File No.)        (I.R.S. Employer Identification No.)
incorporation or organization

     c/o Bay View Bank
     1840 Gateway Drive
     San Mateo, California                                                       94404
---------------------------------------                           -----------------------------------
Address of principal executive offices                                          Zip Code


      Registrant's telephone number, including area code: (650) 573-7310


      2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7310
--------------------------------------------------------------------------------
  (Former name, former address, and former fiscal year, if changed since last report)

Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated April 30, 1999


                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                      BAY VIEW 1997 RA-1 AUTO TRUST
                                  BY: BAY VIEW SECURITIZATION CORPORATION
                                      ORIGINATOR OF TRUST



Dated:  May 27, 1999                  By: /s/ David A. Heaberlin
                                          ----------------------
                                          David A. Heaberlin
                                          Treasurer and Chief Financial Officer

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